UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2014

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNS ENERGY CORPORATION	86-0786732
(An Arizona Corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

As previously reported, on December 11, 2013, UNS Energy Corporation (UNS Energy) entered into an Agreement and Plan of Merger pursuant to which a subsidiary of Fortis Inc. (Fortis) would merge into UNS Energy (Merger) and UNS Energy would become an indirect wholly-owned subsidiary of Fortis.

On August 11, 2014, UNS Energy informed the participants in the Tucson Electric Power Company 401(k) Plan (the Plan) that, as a result of the Merger, UNS Energy common stock and the UNS Energy Corporation Stock Fund (the UNS Energy Fund) will be eliminated as investment options in the Plan. Unless otherwise directed by the participants, all amounts held in the UNS Energy Fund will be directed to the Plan’s qualified default investment alternative. In order to implement this change: (i) all Plan participants will temporarily be unable to make exchanges or asset allocation changes to or from amounts invested in the UNS Energy Fund, and (ii) those Plan participants with amounts invested in the UNS Energy Fund will temporarily be unable to request a loan, withdrawal, or final distribution from their Plan accounts. The temporary blackout period is expected to begin at 4 p.m. eastern time on August 11, 2014 and end sometime during the week of August 18, 2014. The actual dates of the temporary blackout period are dependent on the closing of the Merger. As such, the timing of the blackout period is subject to change. A copy of the notice that was provided to the Plan participants was provided to the issuer’s statutory agent on August 11, 2014.

On August 11, 2014, UNS Energy sent its directors and executive officers the blackout notice required by Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission rules promulgated thereunder. A copy of that notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional information about the blackout period may be obtained by contacting Steve Bracamonte, Director, Compensation & Benefits, 88 East Broadway Blvd., Tucson, Arizona, 85701, 520-917-6603.

Item 9.01	Financial Statements and Exhibits.

(i)	Exhibits.

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Executive Officers, dated August 11, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2014	UNS ENERGY CORPORATION ____________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Chief Financial Officer
Date: August 11, 2014	TUCSON ELECTRIC POWER COMPANY ___________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Executive Officers, dated August 11, 2014.